EXHIBIT 32.1
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Quarterly Report on Form 10-Q of Global Consumer Acquisition Corp. (the “Company”) for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Jason N. Ader, Principal Executive Officer, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2008	/s/ Jason N. Ader
Jason N. Ader
Principal Executive Officer (Principal Executive Officer)

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